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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              June 11, 1997                (June 4, 1997)
             --------------       ---------------------------------
             Date of Report       (Date of earliest event reported)


                      Laidlaw Environmental Services, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   1-8368                   51-0228924
           --------                   ------                   ----------
(State or other jurisdiction)       (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


   1301 Gervais Street, Columbia, South Carolina           29201
   ---------------------------------------------           -----
      (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (803)933-4200


         (Former name or former address, if changed since last report.)




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                          Exhibit Index on Page 4 of 5

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

KPMG Peat Marwick LLP, Wilmington, Delaware (KPMG) served as independent accountant for the Registrant for the years ended September 30, 1996, 1995 and 1994. On June 4, 1997, the Board of Directors of the Registrant approved the engagement of Coopers & Lybrand L.L.P.(C & L), replacing KPMG as the Registrant's independent accountant.

C & L served as independent accountant of the Laidlaw subsidiaries (the "Accounting Acquirer") prior to the Acquisition previously disclosed in the Registrant's Current Report on Form 8-K filed May 30, 1997. The engagement of C & L by the Registrant merely continues the engagement of C & L as independent accountant of the combined company.

KPMG's report on the Registrant's financial statements for each of the past two years did not contain an adverse opinion nor a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and during the period from October 1, 1996, until June 4, 1997, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused KPMG to make reference to the subject matter of such disagreement in connection with their report.

In accordance with the provisions of Section 304 (a)(3) of Regulation S-K, a letter from KPMG is provided as Exhibit 16 herewith.

ITEM 5.  OTHER INFORMATION.

On June 4, 1997, in furtherance of the Registrant's shareholder-approved reverse acquisition and change in control previously disclosed in the Registrant's Current Report on Form 8-K filed with the Exchange May 30, 1997, James L. Wareham and David E. Thomas, Jr. were appointed Directors by the Registrant's Board of Directors, increasing the number of directors to nine. Mr. Wareham, whose term expires at the 1998 annual meeting, is President of AK Steel Corporation. Mr. Thomas, whose term expires at the 2000 annual meeting, is Senior Managing Director, Head of Investment Banking Group for Raymond James & Associates, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Laidlaw Environmental Services, Inc.
                                  ------------------------------------
                                              (Registrant)



Date:  June 11, 1997              By:        /s/ Henry H. Taylor
                                      ----------------------------------------
                                                 Henry H. Taylor
                                  Vice President, General Counsel, and Secretary





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                                  EXHIBIT INDEX

Exhibit                                                          Page
Number      Description                                         Number
------      -----------                                         ------

16          Letter regarding change in certifying accountant       5





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